Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)

	Dec 31,	Sept 30,	Dec 31,
	2007	2007	2006
ASSETS:
Cash and cash equivalents	$195,578	$168,356	$179,715
Investments and mortgage-backed securities (“MBS”) available for sale	1,951,612	1,788,911	1,820,583
Investments held to maturity	132,793	115,518	93,063
Loans receivable, net	8,948,307	8,747,430	7,021,241
Loans held for sale	55,840	54,460	91,469
Real estate owned, net	11,075	3,427	4,052
Office properties and equipment, net	93,467	94,939	93,796
Bank owned life insurance (“BOLI”)	150,825	149,136	139,206
Goodwill, net	453,136	453,294	247,244
Other intangible assets, net	31,627	32,852	28,570
Prepaid expenses and other assets, net	125,515	138,592	115,553

Total assets	$12,149,775	$11,746,915	$9,834,492

LIABILITIES:
Deposits	$7,677,772	$7,766,392	$6,746,028
Advances from Federal Home Loan Bank	1,687,989	1,462,132	1,308,617
Repurchase agreements and fed funds	1,178,845	941,143	616,354
Other borrowings	273,015	273,467	240,226
Accrued expenses and other liabilities	146,824	145,063	139,851

Total liabilities	10,964,445	10,588,197	9,051,076

SHAREHOLDERS’ EQUITY:
Common stock	51,456	51,422	42,043
Additional paid-in capital	892,028	891,518	590,218
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(17,967)	(32,067)	(33,350)
Retained earnings	259,813	247,845	184,505

Total shareholders’ equity	1,185,330	1,158,718	783,416

Total liabilities and shareholders’ equity	$12,149,775	$11,746,915	$9,834,492

Book value per share	$23.04	$22.53	$18.63
Tangible book value per share (2)	$13.61	$13.08	$12.07
Shares outstanding at end of period	51,456,461	51,422,336	42,042,740
Shareholders’ equity to total assets	9.76%	9.86%	7.97%
Tangible shareholders’ equity to tangible assets (3)	6.01%	5.97%	5.31%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts, unaudited)

	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2007	2007	2006	2007	2006
INTEREST INCOME:
Loans	$175,271	$179,132	$137,537	$679,991	$458,558
Mortgage-backed securities	20,560	18,882	20,954	79,266	88,398
Investments and cash	2,266	1,904	1,257	7,721	3,899

Total interest income	198,097	199,918	159,748	766,978	550,855

INTEREST EXPENSE:
Deposits	71,739	71,489	57,901	277,614	185,273
Borrowings	34,318	34,765	27,973	134,004	101,670

Total interest expense	106,057	106,254	85,874	411,618	286,943

Net interest income	92,040	93,664	73,874	355,360	263,912
Provision for credit losses	(13,000)	(3,888)	(4,705)	(25,088)	(18,703)

Net interest income after provision	79,040	89,776	69,169	330,272	245,209

NONINTEREST INCOME:
Fees and service charges	15,126	14,966	11,775	55,978	42,995
Mortgage banking operations	6,670	7,314	9,648	32,649	20,216
Loan servicing fees	(17)	366	588	1,442	1,812
Real estate owned operations	(13)	223	(71)	72	176
BOLI	1,683	1,553	1,409	6,500	5,020
Other	(2,404)	(215)	(507)	(3,163)	(879)

Total noninterest income	21,045	24,207	22,842	93,478	69,340

NONINTEREST EXPENSES:
Employee compensation and benefits	40,135	41,114	34,908	158,483	117,186
Occupancy and equipment	12,782	11,516	9,723	46,446	32,769
Amortization of core deposit intangibles	1,226	1,225	708	4,718	2,405
Other	21,730	20,249	14,503	75,890	54,013

Total noninterest expenses	75,873	74,104	59,842	285,537	206,373

Income before income taxes	24,212	39,879	32,169	138,213	108,176
Income tax provision	(7,355)	(13,349)	(9,909)	(44,924)	(34,230)

Net Income	$16,857	$26,530	$22,260	$93,289	$73,946

Earnings per share — basic	$0.33	$0.52	$0.57	$1.87	$2.03
Earnings per share — diluted	$0.33	$0.51	$0.57	$1.86	$2.01

Core earnings (1)	$18,447	$26,695	$22,426	$96,523	$74,360
Core earnings per share — basic (1)	$0.36	$0.52	$0.58	$1.94	$2.04
Core earnings per share — diluted (1)	$0.36	$0.52	$0.57	$1.92	$2.02

Weighted average shares outstanding — basic	51,354,316	51,279,114	38,729,376	49,786,349	36,423,095
Weighted average shares outstanding — diluted	51,643,958	51,660,186	39,159,001	50,217,515	36,841,866

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2007	2007	2006	2007	2006
LOAN ORIGINATIONS:
Residential real estate	$323,271	$369,216	$352,962	$1,492,026	$830,619
Multifamily real estate	17,980	13,240	0	35,870	4,215
Commercial real estate	83,774	67,131	24,760	163,315	131,001
Construction	341,961	579,287	720,057	2,191,620	2,334,638
Consumer — direct	92,009	90,440	65,456	359,338	327,027
Consumer — indirect	57,383	63,001	62,158	242,309	189,505
Commercial banking	199,136	198,317	229,954	995,732	1,154,304

Total loan origination volume	$1,115,514	$1,380,632	$1,455,347	$5,480,210	$4,971,309

PERFORMANCE RATIOS:
Return on average assets	0.56%	0.91%	0.96%	0.83%	0.88%
Return on average assets, core (1)	0.61%	0.91%	0.97%	0.86%	0.89%
Return on average shareholders’ equity	5.7%	9.3%	13.2%	8.6%	13.0%
Return on average shareholders’ equity, core (1)	6.3%	9.3%	13.3%	8.9%	13.0%
Return on average tangible equity (2)	9.8%	16.2%	18.6%	14.8%	17.7%
Operating efficiency	67.1%	62.9%	61.9%	63.6%	61.9%
Operating efficiency, core (1)	65.3%	62.7%	61.6%	62.7%	61.7%
Non interest expense to average assets (annualized)	2.52%	2.54%	2.58%	2.53%	2.46%
Average assets	$11,954,428	$11,596,478	$9,197,563	$11,267,427	$8,398,563
Average shareholders’ equity	$1,170,162	$1,135,886	$671,011	$1,084,417	$569,972
Average tangible equity (2)	$684,747	$647,919	$474,619	$632,100	$418,484

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.7%	9.1%	8.7%	8.7%	8.7%
Tier 1 (to risk-weighted assets)	10.1%	10.2%	10.0%	10.1%	10.0%
Total (to risk-weighted assets)	11.3%	11.3%	11.1%	11.3%	11.1%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.5%	8.6%	8.6%	8.5%	8.6%
Tier 1 (to risk-weighted assets)	9.8%	9.8%	9.7%	9.8%	9.7%
Total (to risk-weighted assets)	11.0%	11.0%	10.8%	11.0%	10.8%

OTHER:
Sales of financial products	$34,794	$106,384	$32,884	$211,672	$143,863
FTE employees at end of period (whole numbers)	2,571	2,566	2,405	2,571	2,405

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)

	Dec 31,	Sept 30,	Dec 31,
	2007	2007	2006
LOANS BY COLLATERAL TYPE:
Residential real estate	$703,826	$673,058	$654,661
Multifamily real estate	389,388	377,204	263,053
Commercial real estate	1,223,036	1,217,458	795,386
Construction	2,944,911	2,877,253	2,290,882
Consumer — direct	798,519	777,764	749,626
Consumer — indirect	376,937	358,854	288,704
Commercial banking	2,639,196	2,586,233	2,069,086
Deferred loan fees, net	(16,480)	(18,352)	(12,308)
Allowance for losses on loans	(111,026)	(102,042)	(77,849)

Net loans receivable	$8,948,307	$8,747,430	$7,021,241

ALLOWANCE FOR CREDIT LOSSES:
Allowance — loans, beginning of quarter	$102,042	$99,634	$66,505
Acquired	0	0	8,603
Provision	13,000	3,638	4,705
Charge offs, net of recoveries	(4,016)	(1,230)	(1,082)
Transfers	0	0	(882)

Allowance — loans, end of quarter	111,026	102,042	77,849

Allowance — unfunded commitments, beginning of quarter	6,304	6,047	4,958
Provision	2	257	0
Transfers	0	0	882

Allowance — unfunded commitments, end of quarter	6,306	6,304	5,840

Total credit allowance	$117,332	$108,346	$83,689

Net charge-offs to average net loans (annualized)	0.18%	0.06%	0.06%
Net charge-offs to average net loans (ytd)	0.08%	0.03%	0.06%
Loan loss allowance to total loans	1.23%	1.15%	1.10%
Total credit allowance to total loans	1.30%	1.22%	1.18%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	95.8%	195.3%	1335.0%
Total allowance to nonperforming loans	101.8%	207.9%	1437.0%
Nonperforming loans to loans	1.27%	0.61%	0.10%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	115,112	54,268	7,107
Restructured loans	350	0	0

Total nonperforming loans	115,462	54,268	7,107
REO	11,075	3,427	4,052

Total nonperforming assets (NPA)	$126,537	$57,695	$11,159

NPA to total assets	1.04%	0.49%	0.11%
Loan delinquency ratio (60 days and over)	1.23%	0.53%	0.10%
Classified assets	$234,336	$215,582	$48,356
Classified assets/total assets	1.93%	1.84%	0.49%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$469,428	$465,835	$483,551
Noninterest-bearing transaction accounts	898,606	913,932	834,140
Savings and money market demand accounts	2,156,808	2,136,253	1,830,313
Time deposits	4,152,930	4,250,372	3,598,024

Total deposits	$7,677,772	$7,766,392	$6,746,028

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	47,234	47,865	48,730
Noninterest-bearing transaction accounts	149,834	147,768	136,628

Total transaction accounts	197,068	195,633	185,358

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID
(in thousands, unaudited)

	Three Months Ended
	December 31, 2007			September 30, 2007			December 31, 2006
	Average		Average	Average		Average	Average		Average
	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$5,326,563	$104,008	7.75%	$5,133,534	$105,455	8.15%	$3,908,164	$80,275	8.15%
Commercial and consumer	3,751,270	71,398	7.55%	3,708,768	73,811	7.90%	2,861,582	57,377	7.95%

Total loans	9,077,833	175,406	7.67%	8,842,302	179,266	8.04%	6,769,746	137,652	8.07%
MBS	1,683,267	20,560	4.85%	1,584,178	18,882	4.73%	1,760,764	20,954	4.72%
Investments and cash	285,415	2,993	4.16%	271,197	2,613	3.82%	223,678	1,736	3.08%

Total interest-earning assets	11,046,515	198,959	7.15%	10,697,677	200,761	7.45%	8,754,188	160,342	7.27%

Noninterest-earning assets	907,913			898,801			443,375

Total average assets	$11,954,428			$11,596,478			$9,197,563

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,366,137	514	0.15%	$1,396,067	577	0.16%	$1,191,983	509	0.17%
Savings	2,158,234	17,688	3.25%	2,140,219	18,968	3.52%	1,692,307	14,905	3.49%
Time deposits	4,266,725	53,537	4.98%	4,088,063	51,944	5.04%	3,410,706	42,487	4.94%

Total deposits	7,791,096	71,739	3.65%	7,624,349	71,489	3.72%	6,294,996	57,901	3.65%
Borrowings	2,791,340	34,318	4.88%	2,640,580	34,765	5.22%	2,159,318	27,973	5.14%

Total interest-bearing liabilities	10,582,436	106,057	3.98%	10,264,929	106,254	4.11%	8,454,314	85,874	4.03%

Noninterest-bearing liabilities	201,830			195,663			72,238

Total average liabilities	10,784,266			10,460,592			8,526,552
Total average shareholders’ equity	1,170,162			1,135,886			671,011

Total average liabilities and equity	$11,954,428			$11,596,478			$9,197,563

Tax equivalent net interest income and spread		$92,902	3.17%		$94,507	3.34%		$74,468	3.24%

Tax equivalent net interest margin			3.34%			3.50%			3.37%

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID
(in thousands, unaudited)

	Twelve Months Ended
	December 31, 2007			December 31, 2006
	Average		Average	Average		Average
	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$4,994,656	$401,084	8.03%	$3,291,944	$257,811	7.83%
Commercial and consumer	3,568,815	279,422	7.83%	2,599,651	201,133	7.74%

Total loans	8,563,471	680,506	7.95%	5,891,595	458,944	7.79%
MBS	1,655,371	79,266	4.79%	1,862,144	88,398	4.75%
Investments and cash	270,384	10,302	3.81%	233,611	5,500	2.35%

Total interest-earning assets	10,489,226	770,074	7.34%	7,987,350	552,842	6.92%

Noninterest-earning assets	778,201			411,213

Total average assets	$11,267,427			$8,398,563

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,359,066	2,543	0.19%	$1,106,321	1,692	0.15%
Savings	2,078,984	71,665	3.45%	1,512,198	47,844	3.16%
Time deposits	4,039,152	203,406	5.04%	2,962,017	135,737	4.58%

Total deposits	7,477,202	277,614	3.71%	5,580,536	185,273	3.32%
Borrowings	2,604,764	134,004	5.14%	2,125,620	101,670	4.78%

Total interest-bearing liabilities	10,081,966	411,618	4.08%	7,706,156	286,943	3.72%

Noninterest-bearing liabilities	101,044			122,435

Total average liabilities	10,183,010			7,828,591
Total average shareholders’ equity	1,084,417			569,972

Total average liabilities and equity	$11,267,427			$8,398,563

Tax equivalent net interest income and spread		$358,456	3.26%		$265,899	3.20%

Tax equivalent net interest margin			3.42%			3.33%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)

	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2007	2007	2006	2007	2006
CORE EARNINGS: (1)
Net income as reported	$16,857	$26,530	$22,260	$93,289	$73,946
Add back: merger and acquisition costs, net of tax	599	165	166	1,785	286
Add back: other nonrecurring costs, net of tax	991	0	0	1,449	128

Core earnings	$18,447	$26,695	$22,426	$96,523	$74,360

CORE EARNINGS PER SHARE — BASIC: (1)
Earnings per share — basic, as reported	$0.33	$0.52	$0.57	$1.87	$2.03
Add back: merger and acquisition costs, net of tax	0.01	0.00	0.00	0.04	0.01
Add back: other nonrecurring costs, net of tax	0.02	0.00	0.01	0.03	0.00

Core earnings per share — basic	$0.36	$0.52	$0.58	$1.94	$2.04

CORE EARNINGS PER SHARE — DILUTED: (1)
Earnings per share — diluted, as reported	$0.33	$0.51	$0.57	$1.86	$2.01
Add back: merger and acquisition costs, net of tax	0.01	0.01	0.00	0.03	0.01
Add back: other nonrecurring costs, net of tax	0.02	0.00	0.00	0.03	0.00

Core earnings per share — diluted	$0.36	$0.52	$0.57	$1.92	$2.02

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.56%	0.91%	0.96%	0.83%	0.88%
Add back: merger and acquisition costs, net of tax	0.02%	0.00%	0.01%	0.02%	0.01%
Add back: other nonrecurring costs, net of tax	0.03%	0.00%	0.00%	0.01%	0.00%

Return on average assets, core	0.61%	0.91%	0.97%	0.86%	0.89%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	5.7%	9.3%	13.2%	8.6%	13.0%
Add back: merger and acquisition costs, net of tax	0.2%	0.0%	0.1%	0.2%	0.0%
Add back: other nonrecurring costs, net of tax	0.4%	0.0%	0.0%	0.1%	0.0%

Return on average shareholders’ equity, core	6.3%	9.3%	13.3%	8.9%	13.0%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	67.1%	62.9%	61.9%	63.6%	61.9%
Subtract: merger and acquisition costs	(0.9%)	(0.2%)	(0.3%)	(0.6%)	(0.1%)
Subtract: other nonrecurring costs	(0.9%)	0.0%	0.0%	(0.3%)	(0.1%)

Operating efficiency ratio, core	65.3%	62.7%	61.6%	62.7%	61.7%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs, and other nonrecurring costs, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.